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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 17, 2007
                                                ______________________________


                 Alliance Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


United States                         001-33189                     56-2637804
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)


541 Lawrence Road, Broomall, Pennsylvania                                19008
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code     (610) 353-2900
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On October 17, 2007, Alliance Bancorp, Inc. of Pennsylvania (the "Company") reported its earnings for the quarter ended September 30, 2007.

     A copy of the press release dated October 17, 2007 is attached hereto and is incorporated herein by reference.

ITEM 8.01 Other Events
          ------------

     On October 17, 2007, the Company announced that the board of directors approved a cash dividend of $0.05 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable November 16, 2007 to shareholders of record as of November 2, 2007.

     A copy of the press release dated October 17, 2007 is attached hereto and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number  Description
     --------------  ----------------------------------------

     99.1            Press Release dated October 17, 2007


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALLIANCE BANCORP, INC. OF PENNSYLVANIA



Date:  October 18, 2007       By:  /s/ Dennis D. Cirucci
                                   ------------------------------
                                   Dennis D. Cirucci
                                   President and Chief Executive Officer

































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                              EXHIBIT INDEX


               Exhibit Number    Description
               --------------    ------------------------------------

                  99.1           Press Release dated October 17, 2007


























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